UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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☐	Preliminary Proxy Statement

☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
AIRCASTLE LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AIRCASTLE LIMITED
**IMPORTANT NOTICE**
Regarding the Availability of Proxy Materials for the Annual General Meeting to Be Held on May 13, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
AIRCASTLE LIMITED
Attn: Investor Relations
300 First Stamford Place, 5th Floor
Stamford, CT 06902
Annual General Meeting to be held on May 13, 2009

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report on Form 10-K
PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
Please make your request for a copy as instructed below on or before May 1, 2009 to facilitate timely delivery.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote

Meeting Type:	Annual
Vote In Person
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Date:	May 13, 2009
Meeting Time:	10:00 A.M.
For holders as of:	March 16, 2009

Meeting Location:
Hilton Stamford Hotel 300 First Stamford Place Stamford, CT 06902

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Directions:
For Meeting Directions Please Call:
(203) 501-1020

          Voting Items
The Board of Directors recommends that you vote FOR all the nominees listed in
Proposal 1 and FOR Proposals 2 and 3.
1.	Election of Directors:

Nominees: 1) Wesley R. Edens and 2) Peter V. Ueberroth

2.	The reduction of our share premium account by transferring US$1 billion to our contributed surplus account.

3.	The appointment of Ernst & Young LLP as independent registered public accounting firm for Aircastle Limited for fiscal year 2009 and to authorize the directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees.
Please note – You cannot vote by returning this Notice: to vote these shares you must vote by Internet, by telephone, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.